UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement,dated as of October 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-5 Home Equity Mortgage Pass-Through Certificates, Series 2004-5)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-39              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement,dated as of October 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-5
Home Equity Mortgage Pass-Through Certificates, Series 2004-5
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A.,not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: December 6, 2004             By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 5
                           Statement to Certificate Holders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       232,000,000.00     232,000,000.00   6,117,560.18      418,397.50    6,535,957.68      0.00       0.00      225,882,439.82
A2        12,125,000.00      12,125,000.00           0.00       24,015.50       24,015.50      0.00       0.00       12,125,000.00
AR               100.00             100.00         100.00            0.70          100.70      0.00       0.00                0.00
ARL              100.00             100.00         100.00            0.70          100.70      0.00       0.00                0.00
M1        25,110,000.00      25,110,000.00           0.00       52,768.49       52,768.49      0.00       0.00       25,110,000.00
M2        20,770,000.00      20,770,000.00           0.00       51,177.14       51,177.14      0.00       0.00       20,770,000.00
B1        10,075,000.00      10,075,000.00           0.00       48,276.04       48,276.04      0.00       0.00       10,075,000.00
B2         4,960,000.00       4,960,000.00           0.00       24,304.00       24,304.00      0.00       0.00        4,960,000.00
B3         4,960,000.00       4,960,000.00           0.00       28,602.67       28,602.67      0.00       0.00        4,960,000.00
P                100.00             100.00           0.00       55,855.40       55,855.40      0.00       0.00              100.00
X2                 0.00               0.00           0.00            0.00            0.00      0.00       0.00                0.00
TOTALS   310,000,300.00     310,000,300.00   6,117,760.18      703,398.14    6,821,158.32      0.00       0.00      303,882,539.82

X1       310,000,000.00     310,000,000.00           0.00    1,366,030.69    1,366,030.69      0.00       0.00      310,000,000.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1     22541SJ58       1,000.00000000      26.36879388    1.80343750      28.17223138      973.63120612     A1       2.238750 %
A2     22541SJ66       1,000.00000000       0.00000000    1.98065979       1.98065979    1,000.00000000     A2       2.458750 %
AR     22541SJ74       1,000.00000000   1,000.00000000    7.00000000   1,007.00000000        0.00000000     AR       8.416183 %
ARL    22541SJ82       1,000.00000000   1,000.00000000    7.00000000   1,007.00000000        0.00000000     ARL      8.416183 %
M1     22541SJ90       1,000.00000000       0.00000000    2.10149303       2.10149303    1,000.00000000     M1       2.608750 %
M2     22541SK23       1,000.00000000       0.00000000    2.46399326       2.46399326    1,000.00000000     M2       3.058750 %
B1     22541SK31       1,000.00000000       0.00000000    4.79166650       4.79166650    1,000.00000000     B1       5.750000 %
B2     22541SK49       1,000.00000000       0.00000000    4.90000000       4.90000000    1,000.00000000     B2       5.880000 %
B3     22541SK56       1,000.00000000       0.00000000    5.76666734       5.76666734    1,000.00000000     B3       6.920000 %
P      22541SK64       1,000.00000000       0.00000000    ##########       ##########    1,000.00000000     P        8.416183 %
TOTALS                 1,000.00000000      19.73469116    2.26902406      22.00371522      980.26530884

X1     22541SK72       1,000.00000000       0.00000000    4.40655061       4.40655061    1,000.00000000     X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                               6th Floor, 4 NYP,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                      Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)                Principal Remittance Amount                                                           6,117,760.18

                               Scheduled Principal Payments                                                            189,430.97

                               Principal Prepayments                                                                 5,700,252.64

                               Curtailments                                                                            227,382.60

                               Curtailment Interest Adjustments                                                            693.97

                               Repurchase Principal                                                                          0.00

                               Substitution Amounts                                                                          0.00

                               Net Liquidation Proceeds                                                                      0.00

                               End of Pre-Funding Period Transfer                                                            0.00

                               Other Principal Adjustments                                                                   0.00

                               Gross Interest                                                                        2,217,094.55

                               Recoveries from Prior Loss Determinations                                                     0.00

                               Reimbursements of Non-Recoverable Advances Previously Made                                    0.00

                               Recovery of Reimbursements Previously Deemed Non-Recoverable                                  0.00

Prepayment Penalties           Number of Loans with Respect to which Prepayment Penalties were Collected                       23

                               Balance of Loans with Respect to which Prepayment Penalties were Collected            1,328,049.43

                               Amount of Prepayment Penalties Collected                                                 55,854.70

Sec. 4.06(a)(iv)               Beginning Number of Loans Outstanding                                                        5,537

                               Beginning Aggregate Loan Balance                                                    276,822,472.16

                               Ending Number of Loans Outstanding                                                           5,431

                               Ending Aggregate Loan Balance                                                       270,704,711.98

Sec. 4.06(a)(v)                Servicing Fees (Including Credit Risk Manager Fees)                                     119,539.27

                               Credit Insurance Policy Premium                                                         150,616.71

                               Trustee Fees                                                                              2,306.85

Sec. 4.06(a)(vii)              Current Advances                                                                               N/A

                               Aggregate Advances                                                                             N/A

Section 4.06(a)(viii)          Delinquent Mortgage Loans
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                   28             1,365,108.40                  0.50 %
                                                2 Month                   12               717,070.27                  0.26 %
                                                3 Month                    0                     0.00                  0.00 %
                                                 Total                    40             2,082,178.67                  0.76 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2               74,448.65                  0.03 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %

Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                         0.00

                           Cumulative Realized Losses - Reduced by Recoveries                                              0.00

Sec. 4.06 (a)(xiv)         Amount on Deposit in Pre-Funding Account                                               33,177,828.00

Sec. 4.06 (a)(xiv)         Capitalized Interest Requirement                                                           68,942.40

Sec. 4.06 (a)(xiv)         Weighted Average Net Mortgage Rate                                                         0.00000 %

Trigger Event              Trigger Event Occurrence (Effective July 2007)                                                    NO
                           (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                           0.23597 %
                           Sr. Enhancement Percentage x 16%                                                           3.65102 %
                                                 OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                    0.00 %
                           Cumulative Loss Limit                                                                         6.25 %

O/C Reporting              Targeted Overcollateralization Amount                                                  13,950,013.50
                           Ending Overcollateralization Amount                                                             0.16
                           Ending Overcollateralization Deficiency                                                13,950,013.34
                           Overcollateralization Release Amount                                                            0.00
                           Monthly Excess Interest                                                                 1,366,030.69
                           Payment to Class X-1                                                                    1,366,030.69

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
